UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2021

DIGITAL LOCATIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54817	20-5451302
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3700 State Street, Suite 350 Santa Barbara, CA	93105
(Address of Principal Executive Offices)	(Zip Code)

(805) 456-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement.

On or about April 2, 2021, Digital Locations, Inc, a Nevada corporation (the “Company”), entered into a Securities Purchase Agreement (the “SPA”) with one accredited investor (the “Investor”), pursuant to which the Investor agreed to purchase up to 45,000 shares of the Company’s Series E Preferred Stock (the “Shares”) at a purchase price of $100 per Share. In accordance with the SPA, Investor paid for 34,900 Shares by surrendering to the Company for cancellation, $2,618,690 of principal and $872,306 of accrued interest through April 2, 2021 under various 10% interest, adjustable convertible notes held by Investor.

The Investor is also the holder of 11,515 shares of the Company’s Series B Preferred Stock, which has a face value of $100 per share and was convertible into the Company’s common stock at an adjustable conversion price (the “Series B Shares”). Pursuant to the SPA, the Company and Investor agreed to amend the Certificate of Designation for the Series B Shares to reflect a fixed conversion price equal to the effective conversion price of the Series B Shares on the date of the SPA, which was $0.0015 per share.

As an inducement for Investor entering into the SPA, the Company agreed that Investor will have the right, exercisable in its sole discretion, to purchase the remaining 10,100 of authorized Shares of Series E Preferred Stock at a purchase price of $100 per Share at any time until April 2, 2031.

Series E Preferred Stock. The holders of outstanding Shares are entitled to receive dividends pari passu with the holders of common stock, except upon a liquidation, dissolution and winding up of the Company, in which case the Shares have a preference. Such dividends will be paid equally to all outstanding Shares and common stock, on an as-if-converted basis with respect to the Shares.

In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, holders of Shares shall be entitled to receive, out of the assets of the Company available for distribution to its shareholders upon such liquidation, whether such assets are capital or surplus of any nature, an amount equal to one hundred dollars ($100) for each such Share (as adjusted for any combinations, consolidations, stock distributions, stock splits or stock dividends with respect to such shares), plus all dividends, if any, declared and unpaid thereon as of the date of such distribution, after the payment of any distributions that may be required with respect to the Company’s Series B Preferred Stock, but before any payment is made or any assets distributed to the holders of common stock. After such payment, the remaining assets of the Company will be distributed to the holders of common stock.

If the assets to be distributed to holders of the Shares are insufficient to permit the receipt by such holders of the full preferential amounts, then all of such assets will be distributed among such holders ratably in accordance with the number of such shares then held by each such holder.

Each Share of Series E Preferred Stock is convertible into shares of fully paid and non-assessable shares of common stock of the Company at a fixed conversion price of $0.0015 per share.

In no event will holders of Shares be entitled to convert any Shares, such that upon conversion the sum of (1) the number of shares of common stock beneficially owned by the holder and its affiliates (other than shares of common stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Series E Preferred Stock or the unexercised or unconverted portion of any other security of the Company subject to a limitation on conversion or exercise analogous to these limitations), and (2) the number of shares of common stock issuable upon the conversion of Shares, would result in beneficial ownership by the holder and its affiliates of more than 4.99% of the outstanding shares of common stock. The limitations on conversion may be waived by the Holder upon, at the election of the holder of Shares, not less than 61 days prior notice to the Company, and the provisions of the conversion limitation shall continue to apply until such 61st day (or such later date, as determined by the holder of Shares, as may be specified in such notice of waiver).

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Except as required by law, holder of Shares are not entitled to vote, as a separate class or otherwise, on any matter presented to the stockholders of the Company for their action or consideration at any meeting of stockholders of the Company, provided, however, each holder of outstanding Share will be entitled, on the same basis as holders of common stock, to receive notice of such action or meeting and so long as any Shares remain outstanding, the Company will not, without first obtaining the approval of the holders of at least a majority of the then outstanding Shares voting together as one class alter or change the rights, preferences or privileges of the Shares so as to affect materially and adversely such Shares.

The foregoing description of the SPA, Certificate of Designation for the Series E Preferred Stock, and Certificate of Amendment to Designation of Series B Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the full text of the SPA, which is attached to this Report as Exhibit 10.1, and the full text of the Certificate of Designation for the Series E Preferred Stock and Certificate of Amendment to Designation of Series B Preferred Stock, which are attached as Exhibits 3.1 and 3.2, respectively.

SECTION 3. SECURITIES AND TRADING MARKETS

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 is incorporated herein by reference.

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

The information set forth in Item 1.01 is incorporated herein by reference.

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Designation for Series E Preferred Stock.

3.2	Certificate of Amendment to Designation of Series B Preferred Stock.

10.1	Securities Purchase Agreement, dated April 2, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIGITAL LOCATIONS, INC.

Date: April 8, 2021	By:	/s/ William E. Beifuss, Jr.
	Name:	William E. Beifuss, Jr.
	Title:	President and Chief Executive Officer

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